IPAA
Oil & Gas Investment Symposium

April 20, 2005

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the company to meet its stated business goals.

Financial Highlights

uRecord fourth quarter and full year revenue

uRecord fourth quarter and full year net income

uLong-term debt at year end $21 million

udown from $53 million in 2003

uTotal oil and gas property capital expenditures for year of $42.2 million

Major  Sources and Uses of Cash

uSources

uAdjusted Cash Flow* from Operations- $62.5 million

uUses

uDrilling and development- $36.9 million

uUndeveloped properties- $4.6 million

uProducing properties-$0.7 million

uLong term debt reduction- $32 million

*Adjusted Cash Flow is Net Income plus non-cash charges (Depreciation, Depletion and Amortization and Deferred Income Taxes)

Revenue

u    Fourth Quarter Revenue of $72.6 million

u    $59.5 million in 2003

u    Revenue reflects higher O&G prices, increased production and more drilling activity

u    Full year Revenue up to $290.7 million from $202.9 million in 2003

Net Income

u2004 Net Income of $34.1 million

u$22.6 million in 2003

u$2.05 per share vs. $1.39 in 2003

uFourth Quarter Net Income of $8.3 million

u$8.0 million in 2003

u$0.49 per share in 2003 and 2004 (diluted)

uSOX compliance and tax rate

Adjusted Cash Flow

u    Full year Adjusted Cash Flow of $62.5 million

u    Up from $45.6 million in 2003

u    Fourth Quarter 2004 Adjusted Cash Flow of $14.6 million

u    Adjusted Cash Flow is  income before deferred income taxes, depreciation, depletion and amortization

u    Management believes Adjusted Cash Flow is a useful measure in estimating the value of the company's operations

2004 Operating Highlights

uProduction 12.7 Bcfe, up 21% year-to-year

uRocky Mountain Region production increased 36.5% year-to-year (12 months)

uRocky Mountain Region produced 72% of total

u158 wells drilled in 2004 vs. 111 in 2003

u97% drilling success on 157 gross development wells

uAll wells were in Colorado

u137 wells were drilled with partnerships

uSand Wash Basin exploratory test drilled in fourth quarter

uTesting delayed by environmental restrictions

Core Operating Areas

Production

u    Full year 2004 production 12.7 Bcfe

u    Up 22% from 10.4 Bcfe in 2003

u    82% natural gas

u    Fourth Quarter 2004 production of 3.17 Bcfe

Regional Production Trends

u                Rocky Mountains region was 2004 growth area

u                Partnership development focus in 2005 will continue in Rocky Mountain Denver-Julesburg & Piceance Basins

u                Additional PDC activities underway on NECO properties and Wattenberg Field

u                Rocky Mountain region produced 72% of production in 2004

u                Up from 63% in 2003

Geographic Diversity

u    Drilling and acquisition focus is Rocky Mountain Region

u    Limited development activity in other areas

u    Selected Appalachian Basin behind pipe recompletions

u    No new activities planned for Michigan

u    Will consider acquisitions in all areas

Sustaining Growth

uInvestments in 2004 included:

uDrilling, Codell recompletions, and other capital assets- $42 million

uDebt at year end- $21 million

uTotal available credit over $80 million

uMany economically attractive development opportunities in Wattenberg and Grand Valley Fields

uResources to make additional acquisitions

uRecord program sales of 2004 partnerships totaled $100 million up from $78 million

uPlan to offer up to $115 million in 2005

uFirst partnership fully subscribed in 2 days

uRocky Mountains exploratory drilling program

uSand Wash Basin- second well underway

uOther wells planned in several areas

uDry holes are expensed under successful efforts accounting

2005 Drilling Plans

u    Rockies: Plan partnership drilling in Wattenberg & Grand Valley Fields

u    Funds split equally between areas

u    About 3-4 Wattenberg wells per Piceance well

u    PDC will have a 20% interest in partnerships

u    Other development drilling planned in non-partnership areas (not in competition with partnerships)

u    Continuing NECO down spacing (~65 wells)

u    Exploratory and new areas

u    Sand Wash Basin- 1 drilled and 1 underway

u    Other opportunities

Rocky Mountain

Prospect Areas

Bakken Shale

North Dakota

Project	State	County	Well Depth Range (ft.)	Reservoir
Legacy	Colorado	Moffat		Lance
Coffepot Springs	Colorado	Moffat	8,000 to 13,000	Lewis / Fox Hills
Sweetwater	Wyoming	Sweetwater		Almond / Mesaverde
Bakken Shale	North Dakota	Mckenzie Montrail Williams Dunn	9000	Bakken Shale

IPAA
Oil & Gas Investment Symposium

April 20, 2005